ASSET SECURITY AGREEMENT


         THIS ASSET SECURITY AGREEMENT (this "Agreement") is entered into this 26th day of May, 1995 by and between AMERICAN WIRELESS SYSTEMS, INC., a Delaware corporation ("Debtor"), and HEARTLAND WIRELESS COMMUNICATIONS, INC., a Delaware corporation ("Secured Party").

                              W I T N E S S E T H:

         WHEREAS, Secured Party and Debtor have executed and delivered that certain Letter of Intent for Exchange dated May 25, 1995 (the "Letter Agreement"); and

         WHEREAS, as described in the Letter Agreement, Secured Party has made a $1.8 million loan (the "Loan") to Debtor; and

         WHEREAS, Debtor has agreed to execute this Agreement and, pursuant hereto, to pledge the Collateral (as defined hereinafter) as security for the prompt satisfaction of the Secured Obligations (as defined hereinafter).

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, Debtor and Secured Party agree as follows:

A.       COLLATERAL

         1. Description of Collateral. A security interest is hereby granted to Secured Party by Debtor in and to all present and future rights, interests, properties and assets of Debtor, whether tangible or intangible, wherever located, associated with the wireless cable television market of Dallas, Texas (the "Market"), including, without limitation, all of the following rights, interests, properties and assets of Debtor associated with the Market (all of such assets and properties being herein sometimes called the "Collateral") (Secured Party acknowledges and agrees that the wireless cable television market of Fort Worth, Texas is separate and distinct from the Market and is not included within the Market):

                           (a) all of Debtor's  accounts,  accounts  receivable,
                  and book debts, whether now owned or hereafter acquired or arising;

                           (b) all of  Debtor's  rights  in,  to and  under  all
                  subscriber orders, sales contracts, instruments and other documents evidencing obligations for or representing payment for goods sold or leased and/or services rendered by Debtor, whether now owned or existing or hereafter acquired or arising;

                           (c) all monies  due or to become due to Debtor  under
                  all contracts from subscribers or from the sale or lease of goods and/or the performance of services by Debtor, whether now existing or hereafter acquired or arising;

                           (d) in each case of any item described in (a) through
                  (c), such property now owned by Debtor or hereafter acquired, created or arising therefrom (hereinafter sometimes collectively called the "Accounts" or singly the "Account");

                           (e) all of Debtor's  leasehold interest in and to all
                  ITFS and MDS or MMDS lease agreements pursuant to which Debtor has been or hereafter shall be granted excess channel or related rights in and to the Market (collectively, the "Channel Leases");

                           (f) solely to the extent  permitted by applicable law
                  and not otherwise, all of Debtor's ownership rights in and to MDS and/or MMDS licenses (if any) associated with the Market (collectively, the "Licenses");

                           (g) all of Debtor's leasehold interest in and to all tower land lease agreement(s) associated with the Market (collectively, the "Tower Leases");

                           (h) solely to the extent  permitted by applicable law
                  but not otherwise, all of Debtor's rights under construction permits and related documents associated with the Market (collectively, the "Documents");

                           (i) all inventory and equipment of Debtor  located in
                  the Market,  whenever  acquired  and whether now or  hereafter existing, including, but not limited to all transmitting equipment, waveguides, antennas, combiners, and subscriber receive equipment now owned by Debtor or hereafter from time to time existing or acquired and all accessions and appurtenances thereto;

                           (j) all of  Debtor's  contract  rights,  merchandise,
                  general intangibles and other personal property now owned or hereafter acquired;

                           (k) all policies of insurance covering the Collateral
                  and proceeds thereof, including all proceeds and claims for insurance in respect of the Collateral;

                           (l) all security for the payment of any of the Collateral, and all goods which gave or will give rise to any of the collateral or are evidenced, identified or represented therein or thereby; and


                           (m) all products and proceeds of the Collateral.

         2. Secured Obligations. This Agreement is being executed and delivered to secure and the security interests herein granted shall secure full payment and performance of Debtor's obligations under the Loan and the Promissory Note (the "Note") issued pursuant thereto, and all renewals, extensions and modifications thereof (all of such debts, indebtedness, liabilities, obligations and duties referred to in this paragraph A-2 are hereinafter collectively referred to as the "Secured Obligations).

         3. After Acquired Consumer Goods. The security interest hereunder shall attach to after acquired consumer goods only to the extent permitted by Texas Uniform Commercial Code.

B.       DEBTOR'S WARRANTIES

                  Debtor represents and warrants as follows:

                  1. Claims of Debtors on Collateral. Debtor is the legal and beneficial owner of the Collateral, including, without limitation, the Channel Leases, the Tower Leases and the Documents, free and clear of all liens, claims and encumbrances. A true and correct summary of Leases is set forth in Schedule 1 hereto.

C.       DEBTOR'S COVENANTS

         Debtor covenants as follows:

                  1. Ownership Of Collateral. At the time Debtor grants to Secured Party a security interest in any Collateral, Debtor shall be the absolute owner thereof and shall have the right to grant such security interest; currently with respect to Channel Leases for 8 Channels. Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Secured Party. Debtor shall keep the Collateral free from all liens, claims and encumbrances.

                  2. Secured Party's Cost. Debtor shall pay all reasonable out of pocket costs necessary to preserve, defend and enforce this security interest, and preserve, defend, enforce and collect the Collateral, including but not limited to taxes, assessments, insurance premiums, reasonable attorney's fees and legal expenses. Whether Collateral is or is not in Secured Party's possession, and without any obligation to do so and without waiving Debtor's default for failure to make any such payment, Secured Party at its option may pay any such costs and expenses, discharge encumbrances on Collateral, and pay for insurance of Collateral, and such payment shall be a part of the Secured Obligations. Debtor agrees to reimburse Secured Party on demand for any costs so incurred.

                  3.  Additional   Documents.   Debtor  shall  sign  any  papers
furnished by Secured Party which are necessary in the reasonable judgment of Secured Party to obtain, maintain and perfect the security interest hereunder and to enable Secured Party to comply with the Federal Assignment of Claims Act or any other federal or state law in order to obtain or perfect Secured Party's interest in Collateral or to obtain proceeds of Collateral.

                  4. Parties Liable on Collateral. Debtor will preserve the liability of all obligors on any Collateral and will preserve the priority of all security therefor. Secured Party shall have no duty to preserve such liability or security, but may do so at the expense of Debtor.

                  5. Right of Secured Party to Notify Debtors. Upon the occurrence of a Default (as hereafter defined) and the written notice to Debtor of its intention to do so, Secured Party may notify persons obligated on any Collateral to make payments directly to Secured Party and Secured Party may take control of all proceeds of any Collateral. Until Secured Party elects to exercise such rights, Debtor, as agent of Secured Party, shall collect and enforce all payments owed on the Collateral.

                  6. Records of Collateral. Debtor at all times will maintain accurate books and records covering the Collateral. Debtor immediately will mark all books and records with an entry showing the absolute assignment of all accounts in Collateral to Secured Party. Debtor shall disclose to Secured Party all agreements modifying any account, instrument or chattel paper and/or any other Collateral which could have a material adverse effect.

                  7. Location of Collateral. Subject to Paragraph C-9 of this Agreement, the Collateral is and shall remain in Debtor's possession or control at all times at Debtor's risk of loss and shall be kept at Debtor's places of business where Secured Party may inspect it at any reasonable time, except for its removal in the ordinary course of business or unless Debtor notifies Secured Party in writing and Secured Party consents in writing in advance of its removal to another location.

                  8. Use of Collateral. Until a Default occurs, Debtor may use the Collateral in any lawful manner not inconsistent with this Agreement or the Letter Agreement or with the terms or conditions of any policy of insurance thereon and may also sell or lease the Collateral in the ordinary course of business. Until a Default which has not been waived occurs, Debtor may also use and consume any raw materials or supplies, the use and consumption of which are necessary to carry on Debtor's business.

                  9. Possession of Collateral. If the Collateral is chattel paper, documents, instruments or investment securities or other instruments, Secured Party may deliver a copy of this Agreement to the broker or seller thereof, or any person in possession thereof, and such delivery shall constitute notice to such person of Secured Party's security interest therein and shall constitute Debtor's instruction to such Person to deliver to Secured Party certificates or other evidence of the same as soon as available. Debtor will deliver all investment securities, other instruments, documents and chattel paper which are part of the Collateral and in Debtor's possession to the Secured Party immediately, or if hereafter acquired, immediately following acquisition, appropriately endorsed to Secured Party's order, or with appropriate, executed powers.

                  10. Consumer Credit. If any Collateral or proceeds includes obligations of third parties to Debtor, the transactions giving rise to the Collateral shall conform in all respects to the applicable state or federal consumer credit law. Debtor shall hold harmless and indemnify Secured Party against any cost, loss or expense, including reasonable attorney's fees, arising from Debtor's breach of this covenant.

                  11. Power of Attorney. Debtor appoints Secured Party Debtor's attorney-in-fact with full power in Debtor's name and behalf to, following a Default, do every act which Debtor is obligated to do or may be required to do hereunder; however, nothing in this paragraph shall be construed to obligate Secured Party to take any action hereunder.

                  12. Other Parties and Other Collateral. No renewal, extension or increase of or any other indulgence with respect to the Secured Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, grantor or surety) liable on the Secured Obligations, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Secured Obligations or any security therefor or guaranty thereof or under this Agreement shall in any manner impair or affect the rights of Secured Party under the Law, hereunder, or under any of the Documents. Secured Party need not file suit or assert a claim for personal judgment against any person for any part of the Secured Obligations or seek to realize upon any other security for the Secured Obligations, before foreclosing upon the Collateral for the purpose of paying the Secured Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Secured Obligations any such other security or proceeds thereof.

                  13. Consents under Leases. Debtor shall, promptly upon request from Secured Party, utilize all reasonable efforts to secure consents to the pledge of the Collateral (and realization thereon under any sale or foreclosure) to Secured Party from all parties, including, without limitation, licenseholders of MDS and MMDS commercial channels subject to the Leases and educational institutions holding licenses and interest as lessors under the Leases and of landowners under the Tower Leases.

D.       DEFAULT

         1. Remedies Upon Default-General. Upon the occurrence of a default in payment of the Loan which is not cured within thirty (30) days, or of a default in the representations or covenants set forth in this Agreement which is not cured within thirty (30) days (each a "Default"), Secured Party is authorized, at its election, to take possession of the Collateral and of all books, records and Accounts relating thereto, and to exercise without interference from Debtor all rights which Debtor has with respect to the management, possession, protection or preservation of the Collateral, including the right to sell the same for Debtor and to deduct from such sales proceeds all costs, expenses and liabilities of every character incurred by Secured Party in collecting such sales proceeds and in managing, selling, maintaining, protecting or preserving the Collateral. All such costs, expenses and liabilities incurred by Secured Party in selling, managing, maintaining, protecting or preserving the Collateral shall constitute a demand obligation owing by Debtor and shall bear interest from the date of expenditure until paid at the rate of interest per annum from time to time in effect under the Note, all of which shall constitute a portion of the Secured Obligations. If necessary with respect to the foregoing, Secured Party may use any and all legal remedies to dispossess Debtor of the Collateral, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by Secured Party pursuant to this Paragraph D-1, Secured Party shall not be liable for any loss sustained by Debtor resulting from any failure to sell or lease the Collateral, or any part thereof, or from any other act or omission of Secured Party, its officers, agents or employees in managing the Collateral unless such loss is caused by the gross negligence, bad faith or willful misconduct of Secured Party.

         2. Additional Remedies of Secured Party Upon Default. Upon the occurrence of a Default, Secured Party shall have all the rights of a Secured Party after default under the Uniform Commercial Code of Texas in conjunction with an in addition to those rights and remedies provided for herein:

                  (a) Secured Party may enter upon Debtor's premises to take possession of, assemble and collect the Collateral or to render it unusable;

                  (b) Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral;

                  (c)  Written notice delivered to Debtor as provided herein ten
         (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice;

                  (d) It shall not be necessary that Secured Party take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Paragraph is conducted, and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale;

                  (e) The sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Secured Obligations secured hereby, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made;

                  (f) In the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder;

                  (g) Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Obligations or as to the occurrence of any Default, or as to Secured Party having declared all of the Secured Obligations to be due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, as to any other act or thing having been duly done by Secured Party shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

                  (h) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary to incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party.

E.       GENERAL

         1. Parties Bound. Secured Party's rights hereunder shall inure to the benefit of its successors and assigns, and in the event of any assignment or transfer of any of the Secured Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Secured Obligations or Collateral not so assigned or transferred. All representations, warranties and agreements of Debtor shall be binding upon the successors and assigns of Debtor; provided, Debtor shall not be entitled to assign its rights or obligations hereunder without the prior written consent of Secured Party.

         2. Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder or of any Default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any Default by Debtor shall operate as a waiver of any other or further exercise of such right or power or of any further Default.

         3. Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties.

         4. Definitions. Unless the context indicates otherwise, definitions in the Uniform Commercial Code apply to words and phrases in this Agreement. If Uniform Commercial Code definitions conflict, Chapter 9 definitions shall apply.

         5. Notice.  Notice shall be deemed reasonable if delivered at least ten
(10) days before the related action (or if the Uniform Commercial Code elsewhere specifies a longer period), unless otherwise specified herein. Any notice to be given or other communication to be delivered hereunder shall be given in writing and shall be deemed to have been given or delivered, as the case may be, the date it is personally delivered by a recognized local or overnight courier or delivered by telecopy at the addresses hereafter set forth:


                                        Heartland Wireless Communications, Inc.
                                        903 N. Bowser, Suite 140
                                        Richardson, Texas  75081
                                        Attention:  John R. Bailey
                                        Telecopy No.:  (214) 479-9244

                                        with a copy to:

                                        Victor B. Zanetti, Esq.
                                        Arter, Hadden, Johnson & Bromberg
                                        1717 Main, Suite 4100
                                        Dallas, Texas  75201
                                        Telecopy No.:  (214) 741-7139

                                        American Wireless Systems, Inc.
                                        7426 E. Stetson Drive, Suite 220
                                        Scottsdale, Arizona  85251
                                        Attention:  Stephen Johnson
                                        Telecopy No.:  (602) 994-4325

                                        with a copy to:

                                        O'Connor Cavanagh
                                        One East Camelback Road, Suite 1100
                                        Phoenix, Arizona  85012
                                        Attention:  Richard B. Stagg, Esq.
                                        Telecopy No.:  (602) 263-2900

         6. Modifications. No. provisions hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by the Debtor and Secured Party, nor by course of conduct, usage of trade, or by the law merchant.

         7.  Severability.   The  unenforceability  of  any  provision  of  this
Agreement shall not affect the enforceability or validity of any other provision.

         8. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         9. Financing Statement. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.

                            [Signature page follows]

         10. Counterparts. This Agreement may be executed in one or more counterparts and by facsimile signature.

                                           DEBTOR:

                                           AMERICAN WIRELESS SYSTEMS, INC.



                                           By:_________________________________
                                           Title:______________________________



                                           SECURED PARTY:

                                           HEARTLAND WIRELESS COMMUNICATIONS,
                                           INC.



                                           By:_________________________________
                                           Title:______________________________


                                   SCHEDULE 1
                         LIST OF DALLAS CHANNEL LEASES
                         ------------------------------

I.       C and F Group Channels

         Dallas ITFS Airtime Royalty Agreement dated February 16, 1994 between Alliance For Higher Education and American Wireless Systems, Inc.